EARNING
INCOME
AROUND
THE WORLD
GT GLOBAL
GOVERNMENT
INCOME FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Global Government Income Fund seeks high current income by investing primarily in high-quality U.S. and foreign government securities. The Fund's secondary objectives are capital appreciation and protection of principal through active management of the maturity structure and currency exposure of the portfolio.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, was 9.22% for Class A shares (4.03% including the maximum 4.75% sales charge). Total return for Class B shares was 8.22% (3.22% including the maximum effect of the 5% contingent deferred sales charge). Total return for the J.P. Morgan Global Government Bond Index(1) over the same period was 15.36%. The index is not available for investment and does not include the effects of sales charges and professional management fees. For more information, please see page 8.
Global bond markets performed favorably over the period as yields in the major markets dropped dramatically. U.S. dollar returns in several foreign markets were also enhanced as a result of a strengthening in foreign currencies against the dollar. The Fund underperformed the index due mainly to other currency movements, particularly by the Japanese yen. From January through April of this year, the yen appreciated sharply, gaining about 20% against the dollar. The German mark also strengthened against the U.S. dollar during this period. At the time, we expected the dollar to rebound and therefore underweighted the yen and European currencies accordingly.
The investment decisions regarding the bond markets themselves had less of an impact on the relative performance of the Fund. At the beginning of the year, the average maturity of the Fund was around five years, compared to the index maturity of approximately seven years. However, as the markets rallied in the first part of the year, the average maturity of the Fund increased to over seven years. Since the end of the first quarter of 1995, maturity has ranged from 7 to 12 years.

------------------------------
(1) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested dividends and is measured in U.S. dollars. The Fund has changed benchmarks from indices provided by Salomon Brothers to indices provided by J.P. Morgan. Because the J.P. Morgan indices use weightings based on liquidity, we consider them a better reflection of the investment opportunities.

For a substantial part of this year the Fund was underweighted in long bonds in the U.S. market and overweighted in long bonds in Germany. This allocation affected performance because even though both markets rallied, U.S. bond prices rose more than Germany's.

MARKET REVIEW
The U.S. economy slowed this year, primarily as a result of 1994's tightening in monetary policy when the Fed raised short-term interest rates from 3% to 6%. Inflation has remained low and we see no signs of any major price pressures in the economy. Core inflation as of October 31 stood at roughly 3%. Against this favorable economic backdrop, U.S. long bond yields have fallen from around 8% a year ago to under 6.5% at period-end. Bond yields in other major markets followed suit.

The German economy has also been weak and inflation has been trending down. This, in conjunction with a strong currency, has allowed the Bundesbank to continue lowering short-term interest rates.

Meanwhile, the Japanese economy remains in a deflationary trend, where prices of goods and services have declined over the past year and continues to grow very slowly (less than 1% over the last year). The large rise in the yen earlier in the year forced the Bank of Japan to cut short-term rates to below 0.5%, anchoring Japanese bond yields at around 3%.

The three major bond markets (the U.S., Germany and Japan) rose strongly over the last year, providing support for a rally in other bond markets. However, the smaller, higher-yielding markets in Europe, particularly Spain and Italy, have been volatile and have generally underperformed others in this category. One factor was the strength of the German mark, which kept Spanish and Italian currencies under pressure. In addition, the inflation rates of these countries were the highest of the major European economies.

PORTFOLIO STRATEGY
We believe bond yields are trending lower and, accordingly, have increased the average maturity of the Fund to 10 to 12 years. The U.S. remains the key market and we continue to watch it closely for any indication that we need to adjust maturity. In terms of regional allocation, we are overweighted in the U.S. and Europe, and slightly underweighted in Japan. Within Europe, we are most overweighted in the higher yielding markets of Italy, Spain and Sweden, where we have increased allocations since April in the belief that their governments have acted more responsibly with respect to their public debt and fiscal deficits and consequently offer considerable value. While the Italian market has been volatile, the Fund benefited from a large fall in Swedish bond yields.(2)

OUTLOOK
The outlook for global bond markets remains positive. The U.S., Japan and Germany all have low or falling inflation, slowing or weak economies and central banks with a bias toward lower rates. This benign economic environment provides the main support for bond markets. To some extent, however, this is already priced into bond markets, as the yield on the global bond index has fallen over
1.5 percentage points this year. In the U.S., large investors appear to be fully invested and bullish sentiment is high. Hence, in the short term, bond markets could be vulnerable to a pickup in growth.

European markets in general appear to offer better value. Over the last year they have lagged the U.S. and Japan, their real yields are higher and the German yield curve is considerably steeper than the U.S. curve. We believe markets such as Spain and Italy, although historically more volatile, have a great deal of potential if their monetary and fiscal policy remain favorable. The longer-term outlook for Japanese bonds is deteriorating as Japanese authorities attempt to reflate the economy by using both fiscal and monetary policies. For the moment, however, deflation and low short-term rates present an obstacle to rising yields.

------------------------------
(2) Portfolio holdings are subject to change with changing market conditions.

There are two possible longer-term risks for global bond markets. The easing of monetary policy by central banks this year could result in higher than anticipated growth next year, and any rebound in Japan's economy could cause real global bond yields to rise. Japan's government is starting to run a very large budget deficit and if credit demand in the Japanese private sector increases as well, less Japanese savings will be available for investment abroad. Many countries, particularly the U.S., have relied on Japanese capital to fund their current account deficits, and real yields around the world may need to rise to remain attractive.

GARY KREPS                              ROBERT ALLEN
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL FIXED INCOME INVESTMENTS         SAN FRANCISCO
SAN FRANCISCO

                                                          NOVEMBER 20, 1995

G.T. GLOBAL GOVERNMENT INCOME FUND

KEY MARKETS*

U.S.
The U.S. economy has been growing steadily while enjoying low and stable inflation. Although growth has been weak in the last few months, there are no signs of a serious slowdown. Even if growth continues to slow, the Federal Reserve has plenty of room to ease rates because inflation is very low and there is virtually no inflationary pressure in the economy. There has been no significant increase in consumer prices this year, despite the strong economic growth of last year. Core inflation has stayed around 3% for several months now. Wages are under control and the industrial capacity utilization rate (one measure of economic overheating) has been falling since the beginning of the year.

The economic environment is favorable for the bond market but at the current level of yields, we believe the market is already pricing in most of the good news. Two-year bond yields are below the Federal funds rate (the overnight lending rate among banks), indicating that the market is expecting the Fed to lower rates. Real yields (the difference between market yields and inflation) are low compared to the range they have traded in over the past few years. Value is not as attractive as it was at the end of 1994, when real yields were at their highs.

In the short term, the market could be vulnerable to any sign of a pickup in growth, but we believe the underlying trend to lower inflation will keep the overall downtrend in bond yields in place.

AUSTRALIA/CANADA
The economic cycles of Australia and Canada are very closely tied to the U.S., and their interest rates have tended to move generally in line with U.S. rates. In 1994, both central banks followed the Federal Reserve's lead to raise rates, but the Reserve Bank of Australia acted after the Bank of Canada. As a result, economic growth in Australia has remained much stronger over the last few months than in the U.S. or Canada. Consequently, Australian inflation is still rising, while inflation in Canada has stabilized at approximately 2.5%. Over the first 10 months of 1995, both bond markets have followed the U.S. but, in our opinion, there is a risk that Australian bonds could underperform unless that economy slows. However, bond yields in Australia are one percentage point higher than in Canada, so there is some relative value in the Australian market.

------------------------------
* The Fund may or may not continue to hold securities from these countries.

Both economies have deficit problems. Canada has a large budget deficit (around 4% of GDP) and Australia has a large current account deficit (nearly 5% of GDP). These situations are slowly improving. The deficit problems, combined with volatile inflation histories, mean that bond yields in both markets trade at a pre-mium to the U.S. We believe that over the short term both markets are unlikely to outperform the U.S., but have the potential to do so over the longer run.

JAPAN
Japan is experiencing unique economic conditions of weak growth and negative inflation. This environment, combined with a very strong yen earlier in the year, has forced the Bank of Japan to cut interest rates to below 0.5%, which has held bond yields down to 3%. Over the next few months, we expect that deflation and low short-term interest rates will probably result in yields staying low.

However, government efforts to reflate the economy by loosening monetary policy and running a large budget deficit will, in our opinion, mean deteriorating long-term fundamentals for Japanese bonds. After several years of strong performance relative to other major markets, the Japanese bond market could soon start to underperform.

CORE EUROPEAN MARKETS: GERMANY, FRANCE, HOLLAND, BELGIUM, DENMARK
German economics continue to guide core European markets, with the notable exception of France. Because the economies of France, Holland, Belgium and Denmark are closely integrated with the German economy and their currencies are tied to the German DM, their interest rates generally follow those in Germany.

The German economy continues to grow, although the rate of growth has slowed. Personal consumption, which is a large component of the economy, has been weak for almost three years and inflation continues to trend down. Since the beginning of 1994, the German mark has been strong against the U.S. dollar and on a trade-weighted basis. For these reasons, the Bundesbank has continued to lower short-term interest rates. The combination of falling short rates and declining U.S. bond yields has underpinned the German bond market. With no signs of any significant increase in growth, the Bundesbank can probably lower rates further and German bond yields should continue to fall. If, however, U.S. bond yields were to rise, the likelihood of a reversal in the German bond market would, in our opinion, become significant. We believe that U.S. bond yields have heavily influenced the direction of the German market over the last two years.

From late August to late October, the French market significantly underperformed other European markets as a result of investor disappointment over the French government's budget. Analysts were concerned France would not meet the fiscal criteria for the initial phase of European Monetary Union. The market has rebounded strongly since President Chirac reaffirmed that the priority of his economic policy is to cut government spending.

PERIPHERAL EUROPEAN MARKETS: ITALY, SPAIN, SWEDEN
These markets have been extremely volatile this year and performed poorly in late 1994 and the first quarter of 1995 as a result of movements of the dollar against the DM and yen. The dollar's weakness caused the peripheral European currencies to fall against the mark, putting upward pressure on interest rates in these markets. Since March, the DM has stabilized against the dollar, allowing peripheral currencies to recover and their bond markets to rally. Within these broad trends, Sweden has performed significantly better than the southern European markets. Swedish inflation has remained relatively lower by a consider-able margin, and there has been a sharp drop in the budget deficit this year.

Going forward, we believe these markets offer significant value. We find the underlying fundamentals are improving, while real yields remain high. Although these economies have had severe fiscal problems in recent years, their governments have undertaken to reduce spending, reform entitlement programs and raise taxes where necessary. Monetary policies have been tightened in response to rising inflation rates, which have risen more than the rest of Europe. Moreover, their currencies are still undervalued, as evidenced by strong export growth and expanding trade surpluses. While we believe the economic fundamentals of these markets are a long way from being on par with the core European markets, current valuation levels do not appear to reflect the improvements that have occurred in the last several months.

G.T. GLOBAL GOVERNMENT INCOME FUND
PORTFOLIO SUMMARY

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
GOVERNMENT INCOME FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 63.37% AND AN AVERAGE ANNUAL TOTAL RETURN OF 6.68%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MONTH     G.T. GLOBAL GOVERNMENT INCOME FUND      JP MORGAN GLOBAL GOVERNMENT BOND INDEX
03/29/88                                   9,525                                      10,000
03/31/88                                   9,525                                      10,022
04/30/88                                   9,442                                       9,975
05/31/88                                   9,299                                       9,868
06/30/88                                   9,290                                       9,780
07/31/88                                   9,256                                       9,704
08/31/88                                   9,231                                       9,635
09/30/88                                   9,379                                       9,875
10/31/88                                   9,589                                      10,264
11/30/88                                   9,721                                      10,353
12/31/88                                   9,632                                      10,292
01/31/89                                   9,722                                      10,190
02/28/89                                   9,413                                      10,173
03/31/89                                   9,468                                      10,087
04/30/89                                   9,635                                      10,254
05/31/89                                   9,664                                      10,143
06/30/89                                   9,957                                      10,374
07/31/89                                  10,350                                      10,787
08/31/89                                  10,090                                      10,468
09/30/89                                  10,168                                      10,633
10/31/89                                  10,345                                      10,770
11/30/89                                  10,424                                      10,866
12/31/89                                  10,704                                      10,992
01/31/90                                  10,543                                      10,829
02/28/90                                  10,421                                      10,712
03/31/90                                  10,400                                      10,646
04/30/90                                  10,400                                      10,605
05/31/90                                  10,610                                      10,944
06/30/90                                  10,886                                      11,142
07/31/90                                  11,283                                      11,470
08/31/90                                  11,206                                      11,381
09/30/90                                  11,206                                      11,487
10/31/90                                  11,579                                      11,942
11/30/90                                  11,655                                      12,151
12/31/90                                  11,644                                      12,286
01/31/91                                  11,904                                      12,565
02/28/91                                  11,937                                      12,575
03/31/91                                  11,868                                      12,182
04/30/91                                  11,996                                      12,329
05/31/91                                  12,090                                      12,340
06/30/91                                  11,877                                      12,176
07/31/91                                  11,913                                      12,433
08/31/91                                  12,106                                      12,691
09/30/91                                  12,519                                      13,155
10/31/91                                  12,667                                      13,284
11/30/91                                  12,667                                      13,501
12/31/91                                  13,235                                      14,183
01/31/92                                  13,045                                      13,905
02/29/92                                  13,161                                      13,864
03/31/92                                  13,007                                      13,737
04/30/92                                  13,098                                      13,851
05/31/92                                  13,267                                      14,244
06/30/92                                  13,320                                      14,633
07/31/92                                  13,613                                      14,955
08/31/92                                  13,733                                      15,353
09/30/92                                  13,357                                      15,338
10/31/92                                  13,465                                      14,955
11/30/92                                  13,313                                      14,690
12/31/92                                  13,493                                      14,829
01/31/93                                  13,715                                      15,080
02/28/93                                  14,358                                      15,323
03/31/93                                  14,414                                      15,558
04/30/93                                  14,399                                      15,842
05/31/93                                  14,627                                      15,943
06/30/93                                  15,246                                      15,955
07/31/93                                  15,536                                      15,962
08/31/93                                  16,236                                      16,435
09/30/93                                  16,119                                      16,608
10/31/93                                  16,413                                      16,600
11/30/93                                  16,325                                      16,479
12/31/93                                  16,936                                      16,647
01/31/94                                  17,084                                      16,804
02/28/94                                  15,915                                      16,620
03/31/94                                  15,453                                      16,543
04/30/94                                  15,221                                      16,531
05/31/94                                  14,818                                      16,394
06/30/94                                  14,837                                      16,589
07/31/94                                  14,887                                      16,744
08/31/94                                  14,699                                      16,701
09/30/94                                  14,734                                      16,785
10/31/94                                  14,958                                      17,036
11/30/94                                  14,906                                      16,821
12/31/94                                  14,573                                      16,860
01/31/95                                  14,732                                      17,201
02/28/95                                  15,086                                      17,644
03/31/95                                  15,478                                      18,542
04/30/95                                  15,852                                      18,838
05/31/95                                  16,208                                      19,364
06/30/95                                  16,131                                      19,484
07/31/95                                  16,145                                      19,577
08/31/95                                  15,849                                      19,033
09/30/95                                  16,120                                      19,461
10/31/95                                  16,337                                      19,652

  MONTH      SALOMON WORLD GOVERNMENT BOND INDEX
03/29/88                                     10,000
03/31/88                                     10,027
04/30/88                                      9,978
05/31/88                                      9,884
06/30/88                                      9,669
07/31/88                                      9,610
08/31/88                                      9,502
09/30/88                                      9,748
10/31/88                                     10,198
11/30/88                                     10,353
12/31/88                                     10,248
01/31/89                                     10,099
02/28/89                                     10,106
03/31/89                                      9,965
04/30/89                                     10,097
05/31/89                                      9,884
06/30/89                                     10,082
07/31/89                                     10,542
08/31/89                                     10,188
09/30/89                                     10,380
10/31/89                                     10,467
11/30/89                                     10,563
12/31/89                                     10,692
01/31/90                                     10,552
02/28/90                                     10,389
03/31/90                                     10,286
04/30/90                                     10,254
05/31/90                                     10,596
06/30/90                                     10,790
07/31/90                                     11,127
08/31/90                                     11,040
09/30/90                                     11,163
10/31/90                                     11,662
11/30/90                                     11,856
12/31/90                                     11,973
01/31/91                                     12,272
02/28/91                                     12,276
03/31/91                                     11,831
04/30/91                                     12,013
05/31/91                                     11,997
06/30/91                                     11,872
07/31/91                                     12,126
08/31/91                                     12,361
09/30/91                                     12,845
10/31/91                                     12,980
11/30/91                                     13,182
12/31/91                                     13,868
01/31/92                                     13,622
02/29/92                                     13,546
03/31/92                                     13,403
04/30/92                                     13,497
05/31/92                                     13,912
06/30/92                                     14,301
07/31/92                                     14,635
08/31/92                                     15,045
09/30/92                                     15,195
10/31/92                                     14,782
11/30/92                                     14,547
12/31/92                                     14,634
01/31/93                                     14,888
02/28/93                                     15,181
03/31/93                                     15,414
04/30/93                                     15,739
05/31/93                                     15,897
06/30/93                                     15,863
07/31/93                                     15,908
08/31/93                                     16,387
09/30/93                                     16,581
10/31/93                                     16,553
11/30/93                                     16,434
12/31/93                                     16,574
01/31/94                                     16,708
02/28/94                                     16,598
03/31/94                                     16,575
04/30/94                                     16,594
05/31/94                                     16,448
06/30/94                                     16,685
07/31/94                                     16,818
08/31/94                                     16,760
09/30/94                                     16,881
10/31/94                                     17,152
11/30/94                                     16,916
12/31/94                                     16,963
01/31/95                                     17,319
02/28/95                                     17,762
03/31/95                                     18,817
04/30/95                                     19,166
05/31/95                                     19,705
06/30/95                                     19,821
07/31/95                                     19,867
08/31/95                                     19,185
09/30/95                                     19,613
10/31/95                                     19,759

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

                    WITHOUT SALES CHARGE           WITH SALES CHARGE++
                 ---------------------------   ---------------------------
SHARE                                LIFE OF                       LIFE OF
CLASS            1 YEAR    5 YEAR     FUND     1 YEAR    5 YEAR     FUND
--------------------------------------------------------------------------
  CLASS A*         9.22%     7.13%     7.36%     4.03%     6.09%     6.68%
  CLASS B**        8.22%      N/A      5.74%     3.22%      N/A      5.21%
  ADVISOR
   CLASS***         N/A       N/A      0.83%      N/A       N/A       N/A

  * The Fund began operations on March 29, 1988.

 ** The Fund began offering Class B shares on October 22, 1992.

*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

 ++ The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      GEOGRAPHIC ALLOCATION OF NET ASSETS
AS OF OCTOBER 31, 1995
EUROPE                                               52.3%
NORTH AMERICA & OTHER                                31.3%
ASIA - PACIFIC                                        7.4%
SUPRANATIONAL                                         3.9%
AFRICA                                                3.0%
LATIN AMERICA                                         2.1%

          ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
GOVERNMENT
INCOME FUND

FINANCIAL
STATEMENTS

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Global Government Income Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Government Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Government Income Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                         Principal         Market        % of Net
Fixed Income Investments                                   Currency       Amount           Value        Assets {d}
---------------------------------------------------------  --------   ---------------   ------------   -------------
Government & Government Agency Obligations (92.2%)
  Australia (5.4%)
    Australian Government, 7% due 4/15/00 ...............   AUD            26,050,000   $ 18,926,518         3.1
    New South Wales Treasury, 11.5% due 7/1/99 ..........   AUD            16,662,000     13,982,148         2.3
  Austria (4.9%)
    Republic of Austria, 3.75% due 2/3/09 ...............   JPY         2,946,000,000     30,091,224         4.9
  Canada (5.1%)
    Canadian Government, 8.50% due 3/1/00 ...............   CAD            40,580,000     31,859,830         5.1
  Denmark (3.9%)
    Kingdom of Denmark, 7% due 12/15/04 .................   DKK           140,500,000     24,394,862         3.9
  Finland (2.3%)
    Finnish Housing Fund, 10.75% due 3/15/02 ............   FIM            53,000,000     14,529,659         2.3
  France (7.7%)
    French Treasury Bond (BTAN), 7% due 10/12/00 ........   FRF           231,000,000     48,033,446         7.7
  Germany (6.8%)
    Deutschland Republic, 6.25% due 1/4/24 ..............   DEM            67,500,000     42,407,536         6.8
  Italy (8.8%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      10.5% due 4/1/05  .................................   ITL        60,500,000,000     35,704,420         5.8
      9.50% due 12/1/99 .................................   ITL        31,340,000,000     18,609,601         3.0
  New Zealand (2.0%)
    New Zealand Government, 10% due 3/15/02 .............   NZD            16,700,000     12,570,834         2.0
  South Africa (3.0%)
    Republic of South Africa, 11.5% due 5/30/00 .........   ZAR            75,700,000     18,748,024         3.0
  Spain (4.0%)
    Kingdom of Spain, 10% due 2/28/05 ...................   ESP         3,195,000,000     24,918,432         4.0
  Sweden (7.6%)
    Swedish Government, 13% due 6/15/01 .................   SEK           266,700,000     47,141,592         7.6
  United Kingdom (6.3%)
    United Kingdom Treasury:
      8.5% due 12/7/05  .................................   GBP            12,000,000     19,701,280         3.2
      8% due 12/7/15  ...................................   GBP            12,500,000     19,521,989         3.1
  United States (24.4%)
    United States Treasury Note, 7.875% due 11/15/04 ....   USD            68,500,000     76,891,250        12.4
    United States Treasury Bond, 6.875% due 8/15/25 .....   USD            69,800,000     74,795,097        12.0
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $557,951,013)  .........................................                                572,827,742
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                                                                         Principal         Market        % of Net
Fixed Income Investments                                   Currency       Amount           Value        Assets {d}
---------------------------------------------------------  --------   ---------------   ------------   -------------
Supranational Bond (3.9%)
  International Bank of Reconstruction & Development,
   4.75% due 12/20/04 (cost $25,982,989) ................   JPY         2,156,300,000   $ 24,208,534         3.9
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $583,934,002)  .....                                597,036,276        96.1
                                                                                        ------------       -----

                                                                         Principal         Market        % of Net
Short-Term Investments                                     Currency       Amount           Value        Assets {d}
---------------------------------------------------------  --------   ---------------   ------------   -------------
Treasury Bills (2.1%)
  Mexico (2.1%)
    Mexican Tesobonos, effective yield 15.73%, due
     11/9/95 ............................................   USD             7,000,000      6,975,610         1.1
    Mexican Cetes, effective yield 47.60%, due
     1/18/96 ............................................   MXN            46,650,000      5,939,357         1.0
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $13,392,083) .........                                 12,914,967         2.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $597,326,085) ...................                                609,951,243        98.2
Other Assets and Liabilities ............................                                 11,064,585         1.8
                                                                                        ------------       -----

NET ASSETS ..............................................                               $621,015,828       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d}  Percentages indicated are based on net assets of $621,015,828.
          * For Federal income tax purposes, cost is $598,758,374 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  20,143,317
                 Unrealized depreciation:            (8,950,448)
                                                  -------------
                 Net unrealized appreciation:     $  11,192,869
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                               Market Value                            Unrealized
                                                                                   (U.S.       Contract    Delivery   Appreciation
Contracts to Buy:                                                                Dollars)        Price       Date     (Depreciation)
-----------------------------------------------------------------------------  -------------  -----------  ---------  -------------
Deutsche Marks...............................................................    19,179,095       1.42383   11/30/95   $   249,600
Deutsche Marks...............................................................    12,299,865       1.38974   11/30/95      (137,713)
Deutsche Marks...............................................................    12,196,684       1.41600   11/30/95        92,164
Deutsche Marks...............................................................    12,345,450       1.38179   01/24/96      (174,542)
Deutsche Marks...............................................................    17,621,881       1.39266   01/24/96      (109,654)
Danish Kroner................................................................     1,830,563       5.77080   11/14/95        97,701
Danish Kroner................................................................       787,142       5.43400   11/14/95        (4,172)
Spanish Pesetas..............................................................     1,016,324     122.62500   11/07/95         5,926
Finnish Marks................................................................     1,179,528       4.23407   12/28/95        (1,369)
French Francs................................................................    13,368,831       5.14091   11/30/95       648,846
French Francs................................................................     1,740,086       4.93220   12/04/95        14,285
French Francs................................................................     4,077,070       4.95845   12/04/95        54,876
Japanese Yen.................................................................     6,134,934      99.25500   11/24/95      (169,030)
Japanese Yen.................................................................       323,729      99.53299   11/24/95        (7,990)
Swedish Krona................................................................     5,377,185       6.64000   01/05/96       (21,911)
                                                                               -------------                          -------------
  Total Contracts to Buy (Payable amount $108,941,350).......................   109,478,367                                537,017
                                                                               -------------                          -------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 17.63%


Contracts to Sell:
Australian Dollars...........................................................     8,734,032       1.32675   01/18/96      (119,012)
Canadian Dollars.............................................................    13,137,809       1.33941   11/20/95         2,305
Deutsche Marks...............................................................       576,389       1.41720   11/30/95        (4,840)
Danish Kroner................................................................    14,644,502       5.51880   11/14/95      (148,597)
Danish Kroner................................................................     1,450,721       5.75380   11/14/95       (73,370)
Spanish Pesetas..............................................................     6,619,637     120.34000   11/07/95        86,362
Spanish Pesetas..............................................................     6,931,343     127.61000   11/07/95      (309,605)
Finnish Marks................................................................    16,513,387       4.35890   12/28/95      (454,290)
French Francs................................................................    17,786,319       5.06050   11/30/95      (594,342)
French Francs................................................................     6,711,780       5.12790   11/30/95      (309,549)
French Francs................................................................    11,283,321       4.95714   11/30/95      (149,636)
French Francs................................................................    12,097,168       4.90654   12/04/95       (36,340)
French Francs................................................................     9,218,481       5.07865   12/13/95      (338,169)
French Francs................................................................     1,205,965       4.93700   12/13/95       (10,908)
French Francs................................................................     8,385,441       4.95600   12/18/95      (107,170)
French Francs................................................................       619,295       4.88750   12/18/95           654
Pounds Sterling..............................................................     1,416,935       0.63710   01/16/96        (4,295)
Pounds Sterling..............................................................       818,673       0.63623   01/16/96        (1,363)
Pounds Sterling..............................................................       676,980       0.63355   01/16/96         1,732
Italian Lira.................................................................     5,286,464   1,634.54999   01/11/96       (86,256)
Italian Lira.................................................................     1,915,566   1,609.59999   01/11/96        (2,047)
Italian Lira.................................................................    12,504,077   1,637.27600   01/26/96      (199,585)
Italian Lira.................................................................    12,482,507   1,640.29200   01/26/96      (221,826)
Swedish Krona................................................................    27,973,362       7.03330   01/05/96    (1,456,649)
Swedish Krona................................................................     7,612,992       6.80770   01/05/96      (157,280)
                                                                               -------------                          -------------
  Total Contracts to Sell (Receivable amount $201,909,070)...................   206,603,146                             (4,694,076)
                                                                               -------------                          -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 33.27%
  Total Open Forward Foreign Currency Contracts, Net.........................                                          $(4,157,059)
                                                                                                                      -------------
                                                                                                                      -------------

--------------------------

See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $597,326,085) (Note 1)...........................     $ 609,951,243
  Interest and interest withholding tax reclaims
   receivable.......................................        17,932,615
  Receivable for Fund shares sold...................         2,584,411
  Receivable for securities sold....................               700
  Cash held as collateral for securities loaned
   (Note 1).........................................       144,235,681
                                                         -------------
    Total assets....................................       774,704,650
                                                         -------------
Liabilities:
  Payable for open forward foreign currency
   contracts, net (Note 1)..........................         4,157,059
  Payable for Fund shares repurchased...............         3,428,606
  Payable for forward foreign currency contracts --
   closed (Note 1)..................................           520,441
  Payable for investment management and
   administration fees (Note 2).....................           386,836
  Payable for service and distribution expenses
   (Note 2).........................................           318,422
  Due to custodian..................................           303,622
  Payable for printing and postage expenses.........           137,943
  Payable for transfer agent fees (Note 2)..........            93,567
  Payable for professional fees.....................            32,987
  Payable for custodian fees (Note 1)...............            23,750
  Payable for registration and filing fees..........            22,289
  Payable for fund accounting fees (Note 2).........            13,536
  Distribution payable (Note 1).....................             8,264
  Payable for Directors' fees and expenses (Note
   2)...............................................             1,662
  Other accrued expenses............................             4,157
  Collateral for securities loaned (Note 1).........       144,235,681
                                                         -------------
    Total liabilities...............................       153,688,822
                                                         -------------
Net assets..........................................     $ 621,015,828
                                                         -------------
                                                         -------------
Class A:
Net asset value and redemption price per share
 ($385,403,553 DIVIDED BY 43,758,850 shares
 outstanding).......................................     $        8.81
                                                         -------------
                                                         -------------
Maximum offering price per share
 (100/95.25 of $8.81) *.............................     $        9.25
                                                         -------------
                                                         -------------
Class B:+
Net asset value and offering price per share
 ($235,480,993 DIVIDED BY 26,744,046 shares
 outstanding).......................................     $        8.80
                                                         -------------
                                                         -------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and
 redemption price per share
 ($131,282 DIVIDED BY 14,914 shares outstanding)....     $        8.80
                                                         -------------
                                                         -------------
Net assets consist of:
  Paid in capital (Note 4)..........................     $ 758,763,464
  Undistributed net investment income...............         1,761,999
  Accumulated net realized loss on investments and
   foreign currency transactions....................      (148,171,697)
  Net unrealized depreciation on translation of
   assets and liabilities in foreign currencies.....        (3,963,096)
  Net unrealized appreciation of investments........        12,625,158
                                                         -------------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $ 621,015,828
                                                         -------------
                                                         -------------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income (net of foreign withholding tax of $524)....     $57,430,425
                                                                   -----------
    Total investment income...................................      57,430,425
                                                                   -----------
Expenses:
  Investment management and administration fees (Note 2)......       4,946,971
  Service and distribution expenses: (Note 2)
    Class A..................................     $  1,536,304
    Class B..................................        2,500,417       4,036,721
                                                  ------------
  Transfer agent fees (Note 2)................................       1,094,433
  Printing and postage expenses...............................         333,530
  Custodian fees (Note 1).....................................         430,398
  Fund accounting fees (Note 2)...............................         175,158
  Audit fees..................................................          60,225
  Legal fees..................................................          28,150
  Directors' fees and expenses (Note 2).......................          18,450
  Registration and filing fees................................          14,457
  Insurance expenses..........................................           8,030
  Other expenses..............................................           9,855
                                                                   -----------
    Total expenses before reductions..........................      11,156,378
                                                                   -----------
      Expense reductions (Note 1).............................        (218,967)
                                                                   -----------
    Total net expenses........................................      10,937,411
                                                                   -----------
Net investment income.........................................      46,493,014
                                                                   -----------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........       21,102,232
  Net realized loss on foreign currency
   transactions..............................      (25,567,655)
                                                  ------------
    Net realized loss during the year.........................      (4,465,423)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................        3,260,081
  Net change in unrealized appreciation of
   investments...............................       12,089,374
                                                  ------------
    Net unrealized appreciation during the year...............      15,349,455
                                                                   -----------
Net realized and unrealized gain on investments and foreign
 currencies...................................................      10,884,032
                                                                   -----------
Net increase in net assets resulting from operations..........     $57,377,046
                                                                   -----------
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Decrease in net assets
Operations:
  Net investment income......................       $  46,493,014          $  59,484,891
  Net realized loss on investments and
   foreign currency transactions.............          (4,465,423)          (146,390,203)
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....           3,260,081             (5,037,165)
  Net change in unrealized appreciation
   (depreciation) of investments.............          12,089,374               (996,786)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............          57,377,046            (92,939,263)
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................         (29,604,447)           (44,148,920)
  From net realized gain on investments......                   0            (17,627,677)
  In excess of net realized gain on
   investments...............................                   0            (35,374,886)
  Return of capital..........................                   0             (6,291,488)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................         (15,123,091)           (16,256,126)
  From net realized gain on investments......                   0             (5,517,894)
  In excess of net realized gain on
   investments...............................                   0            (11,171,017)
  Return of capital..........................                   0             (2,097,163)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................              (3,476)                     0
                                                  -----------------      -----------------
    Total distributions......................         (44,731,014)          (138,485,171)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................         359,717,885            544,282,723
  Decrease from capital shares repurchased...        (515,847,692)          (439,631,119)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................        (156,129,807)           104,651,604
                                                  -----------------      -----------------
Total decrease in net assets.................        (143,483,775)          (126,772,830)
Net assets:
  Beginning of year..........................         764,499,603            891,272,433
                                                  -----------------      -----------------
  End of year................................       $ 621,015,828          $ 764,499,603
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                          ---------------------------------------------------------------
                                            1995(D)      1994(D)      1993(D)       1992         1991
                                          -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $     8.63   $    11.07   $     9.83   $    10.29   $    10.46
                                          -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income.................        0.62         0.65         0.74         0.92         0.99
  Net realized and unrealized gain
   (loss) on investments................        0.15        (1.52)        1.34        (0.31)       (0.07)
                                          -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
     investment operations..............        0.77        (0.87)        2.08         0.61         0.92
                                          -----------  -----------  -----------  -----------  -----------
Distributions to shareholders:
  From net investment income............       (0.59)       (0.65)       (0.74)       (0.83)       (1.00)
  From net realized gain on
   investments..........................        0.00        (0.27)        0.00        (0.13)       (0.09)
  In excess of net realized gain on
   investments..........................        0.00        (0.55)        0.00         0.00         0.00
  Return of capital.....................        0.00        (0.10)        0.00         0.00         0.00
  From sources other than net investment
   income...............................        0.00         0.00        (0.10)       (0.11)        0.00
                                          -----------  -----------  -----------  -----------  -----------
    Total distributions.................       (0.59)       (1.57)       (0.84)       (1.07)       (1.09)
                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period..........  $     8.81   $     8.63   $    11.07   $     9.83   $    10.29
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Total investment return (c).............        9.22%       (8.87)%       21.9%         6.3%         9.4%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  385,404   $  502,094   $  708,301   $  623,387   $  399,200
Ratio of net investment income to
 average net assets.....................        6.98%        6.87%         7.1%         9.0%         9.5%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        1.35%        1.33%         1.4%         1.6%         1.6%
  Without expense reductions............        1.38%          --%*         --%*         --%*         --%*
Portfolio turnover rate++++.............         385%         625%         495%         351%         326%

----------------

(a)  Not annualized.
(b)  Annualized.
(c)  Total investment return does not include sales charges.
(d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                 CLASS B++                             ADVISOR
                                          --------------------------------------------------------    CLASS+++
                                                                                                    -------------
                                                       YEAR ENDED                OCTOBER 22, 1992   JUNE 1, 1995
                                                       OCTOBER 31,                      TO               TO
                                          -------------------------------------     OCTOBER 31,      OCTOBER 31,
                                            1995(D)      1994(D)      1993(D)          1992            1995(D)
                                          -----------  -----------  -----------  -----------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $     8.64   $    11.07   $     9.83       $    9.87        $    8.98
                                          -----------  -----------  -----------        -------      -------------
Income from investment operations:
  Net investment income.................        0.55         0.59         0.67            0.02             0.26
  Net realized and unrealized gain
   (loss) on investments................        0.14        (1.52)        1.34           (0.06)           (0.19)
                                          -----------  -----------  -----------        -------      -------------
    Net increase (decrease) from
     investment operations..............        0.69        (0.93)        2.01           (0.04)            0.07
                                          -----------  -----------  -----------        -------      -------------
Distributions to shareholders:
  From net investment income............       (0.53)       (0.59)       (0.67)           0.00            (0.25)
  From net realized gain on
   investments..........................        0.00        (0.27)        0.00            0.00             0.00
  In excess of net realized gain on
   investments..........................        0.00        (0.54)        0.00            0.00             0.00
  Return of capital.....................        0.00        (0.10)        0.00            0.00             0.00
  From sources other than net investment
   income...............................        0.00         0.00        (0.10)           0.00             0.00
                                          -----------  -----------  -----------        -------      -------------
    Total distributions.................       (0.53)       (1.50)       (0.77)           0.00            (0.25)
                                          -----------  -----------  -----------        -------      -------------
Net asset value, end of period..........  $     8.80   $     8.64   $    11.07       $    9.83        $    8.80
                                          -----------  -----------  -----------        -------      -------------
                                          -----------  -----------  -----------        -------      -------------
Total investment return (c).............        8.22%       (9.39)%       21.1%           (0.4)%(a)        0.83%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  235,481   $  262,405   $  182,972       $   2,624        $     131
Ratio of net investment income to
 average net assets.....................        6.33%        6.22%         6.5%            8.0%(b)         7.33%(b)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        2.00%        1.98%         2.0%            1.9%(b)         1.00%(b)
  Without expense reductions............        2.03%          --%*         --%*            --%*           1.03%(b)
Portfolio turnover rate++++.............         385%         625%         495%            351%             385%

----------------

(a)  Not annualized.
(b)  Annualized.
(c)  Total investment return does not include sales charges.
(d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Government Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. Dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                       G.T. GLOBAL GOVERNMENT INCOME FUND
between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the portfolio hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount

                       G.T. GLOBAL GOVERNMENT INCOME FUND
of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in currency values or interest rates.

(G)  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, securities with an aggregate value of approximately $135,853,476 were on loan to brokers. The loans were secured by cash collateral of $144,235,681.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Fund received $218,967 of income from securities lending which was used to offset the Fund's custody expenses.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $161,242,885, of which $145,497,299 expires in 2002, and $15,745,586 expires in
2003.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Fund; 0.70% on the

                       G.T. GLOBAL GOVERNMENT INCOME FUND
next $1 billion; 0.675% on the next $1 billion and 0.65% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $58,490 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. G.T. Global collected CDSCs in the amount of $56,072 for the year ended October 31, 1995. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $1,540,013. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995. the Fund paid fund accounting fees of $40,218 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus

                       G.T. GLOBAL GOVERNMENT INCOME FUND
$300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $1,909,751,501 and $2,215,955,836, respectively. Purchases and sales of U.S. government obligations by the Fund aggregated $525,622,907 and $384,411,620, respectively.

4. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive);
400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1995            OCTOBER 31, 1994
                                                                            --------------------------  --------------------------
CLASS A                                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
Shares sold...............................................................   17,764,859  $ 154,603,577   19,001,277  $ 188,254,231
Shares issued in connection with reinvestment of distributions............    2,042,839     17,630,697    5,879,273     57,782,308
                                                                            -----------  -------------  -----------  -------------
                                                                             19,807,698    172,234,274   24,880,550    246,036,539
Shares repurchased........................................................  (34,203,619)  (297,666,599) (30,701,436)  (286,176,445)
                                                                            -----------  -------------  -----------  -------------
Net decrease..............................................................  (14,395,921) $(125,432,325)  (5,820,886) $ (40,139,906)
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1995            OCTOBER 31, 1994
                                                                            --------------------------  --------------------------
CLASS B                                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
Shares sold...............................................................   20,700,346  $ 178,801,868   28,653,167  $ 277,906,482
Shares issued in connection with reinvestment of distributions............    1,005,589      8,536,817    2,091,794     20,339,702
                                                                            -----------  -------------  -----------  -------------
                                                                             21,705,935    187,338,685   30,744,961    298,246,184
Shares repurchased........................................................  (25,343,381)  (218,171,165) (16,898,465)  (153,454,674)
                                                                            -----------  -------------  -----------  -------------
Net increase (decrease)...................................................   (3,637,446) $ (30,832,480)  13,846,496  $ 144,791,510
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                   JUNE 1, 1995
                                                                             (COMMENCEMENT OF SALE OF
                                                                              SHARES) TO OCTOBER 31,
                                                                                       1995
                                                                            --------------------------
ADVISOR CLASS:                                                                SHARES        AMOUNT
                                                                            -----------  -------------
Shares sold...............................................................       15,659  $     141,450
Shares issued in connection with reinvestment of distributions............          397          3,476
                                                                            -----------  -------------
                                                                                 16,056        144,926
Shares repurchased........................................................       (1,142)        (9,928)
                                                                            -----------  -------------
Net increase..............................................................       14,914  $     134,998
                                                                            -----------  -------------
                                                                            -----------  -------------

                       G.T. GLOBAL GOVERNMENT INCOME FUND

5. COVERED CALL OPTIONS WRITTEN:
The Fund's written options contracts activity for the year ended October 31, 1995 was as follows:

                                                                                         UNDERLYING NOMINAL
                                                                                           AMOUNT IN USD        PREMIUMS
                                                                                        --------------------  ------------
Options outstanding at October 31, 1994...............................................                 0      $          0
Options written.......................................................................        69,420,000           319,332
Options cancelled in closing purchase transactions ($819,156 loss realized)...........       (69,420,000)         (319,332)
Options expired prior to exercise.....................................................                 0                 0
Options exercised.....................................................................                 0                 0
                                                                                        --------------------  ------------
Options outstanding at October 31, 1995...............................................                 0      $          0
                                                                                        --------------------  ------------
                                                                                        --------------------  ------------

6. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Service, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

                       G.T. GLOBAL GOVERNMENT INCOME FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL GOVERNMENT INCOME FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies
GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.
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          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
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